                                                                     EXHIBIT 4.1

                       [INTERACTIVE OBJECTS, INC. LOGO]
                          ---------------------------
                                                               CUSIP 45839B 10 7

        NUMBER                                                 SHARES
        ------            INTERACTIVE OBJECTS, INC.            ------


                  AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                PAR VALUE: $.01


THIS CERTIFIES THAT
                        ----------------------------------------
IS THE RECORD OWNER OF
                        ----------------------------------------
               SHARES OF INTERACTIVE OBJECTS, INC. COMMON STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned the Transfer Agent and registered by the Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
      -------------------------

                                     [SEAL]

/s/  --------------------------                  /s/  ----------------------
     SECRETARY                                        PRESIDENT

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank(other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  --  as tenants in common              UNIF GIFT MIN ACT -- . . . . . . . Custodian. . . . . . . . . . . . . .
TEN ENT  --  as tenants by the entireties                              (Cust)                    (Minor)
JT TEN   --  as joint tenants with right of                          under Uniform Gifts to Minors
             survivorship and not as tenants                         Act. . . . . . . . . . . . . . . . . . . . . . . .
             in common                                                                                       (State)
                                               UNIF TRF MIN ACT -- . . . . . . . .Custodian (until age. . . . . . . . . )
                                                                       (Cust)
                                                                   . . . . . . . . . . . . . . . .under Uniform Transfers
                                                                       (Minor)
                                                                     to Minor Act. . . . . . . . . . . . . . . . . . . . .
                                                                                                             (State)


     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, __________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
--------------------------------------

--------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
------------------------------------------------------------------------- Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------
                                       X
                                        ----------------------------------------
                                       X
                                        ----------------------------------------
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.